SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

March 8, 2024

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of Transamerica Series Trust. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolio(s). We encourage you to store this document with your Transamerica investment information.

On December 13-14, 2023, the Board of Trustees unanimously approved a new sub-adviser for each of the Portfolios, BlackRock Investment Management, LLC (“BlackRock”), who will replace Pacific Investment Management Company LLC (“PIMCO”) as the sub-adviser to each Portfolio. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as each Portfolio’s investment manager. Based on the information provided by TAM and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of each Portfolio and its investors. The change in sub-adviser is expected to take effect on or about May 1, 2024.

In connection with the change in sub-adviser: (i) each Portfolio will be renamed; (ii) each Portfolio’s principal investment strategies and principal risks will be revised; (iii) each Portfolio will reduce its management fee schedule and sub-advisory fee schedule; (iv) each Portfolio will have lower expense caps for each share class; and (v) each Portfolio will change its primary and blended benchmarks. These changes, which will be effective with the change in sub-adviser, are discussed in the enclosed Information Statement and the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated January 12, 2024.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

 Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and
Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

March 8, 2024

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for each Portfolio. Effective on or about May 1, 2024, the Portfolios will be sub-advised by BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolios’ investment manager, and BlackRock, as amended to include the Portfolios (with respect to the Portfolios, the “BlackRock Sub-Advisory Agreement”). A copy of the BlackRock Sub-Advisory Agreement is attached hereto as Exhibit A.

BlackRock will begin sub-advising the Portfolios on or about May 1, 2024. Until that date, Pacific Investment Management Company LLC (“PIMCO”) will continue to serve as the sub-adviser to each Portfolio, pursuant to the currently effective Investment Sub-Advisory Agreement between TAM and PIMCO. This Investment Sub-Advisory Agreement with PIMCO will be terminated upon the change in sub-adviser to BlackRock.

In connection with the change in sub-adviser to BlackRock, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated January 12, 2024, the following changes will be effective as of May 1, 2024: (i) each Portfolio will be renamed as follows: Transamerica PIMCO Tactical – Balanced VP will be renamed “Transamerica BlackRock iShares Tactical – Balanced VP,” Transamerica PIMCO Tactical – Conservative VP will be renamed “Transamerica BlackRock iShares Tactical – Conservative VP” and Transamerica PIMCO Tactical – Growth VP will be renamed “Transamerica BlackRock iShares Tactical – Growth VP”; (ii) each Portfolio’s principal investment strategies and principal risks will be revised; (iii) each Portfolio’s management and sub-advisory fee schedules will be lowered; (iv) each Portfolio will have lower expense caps for each share class; and (v) each Portfolio will change its primary and blended benchmarks. TAM will continue to serve as each Portfolio’s investment manager. In approving the BlackRock Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios. A chart comparing the current principal investment strategies and principal risks of each Portfolio with the principal investment strategies and principal risks to be associated with each Portfolio upon completion of the sub-adviser change is attached hereto as Exhibit B.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s investors as of December 15, 2023 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, each Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about March 8, 2024. Each Portfolio will bear its allocated costs associated with preparing and distributing this Information Statement and the Notice to its respective investors.

The annual report for each of the Portfolios is sent to investors of record following each Portfolio’s fiscal year end. The fiscal year end of the Portfolios is December 31. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolios by calling toll free 1-800-851-9777, or writing to the Portfolios at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Portfolio are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least September 7, 2024 at https://www.transamerica.com/sites/default/files/files/e070d/tf_tst_pimco_to_blackrock.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolios of an upcoming change in the sub-adviser to each Portfolio. The Board, upon the recommendation of TAM, has approved the BlackRock Sub-Advisory Agreement between TAM and BlackRock with respect to the Portfolios.

The Portfolios have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without investor approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members, when hiring an unaffiliated sub-adviser. Pursuant to the Order, the Portfolios have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Portfolio’s investors as of the record date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of BlackRock as the new sub-adviser to each Portfolio, or the BlackRock Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolios. TAM recommended to the Board the replacement of the Portfolios’ current sub-adviser with BlackRock and has entered into the BlackRock Sub-Advisory Agreement with respect to the Portfolios. The BlackRock Sub-Advisory Agreement will take effect on or about May 1, 2024 with respect to the Portfolios. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to each Portfolio’s investment style and process.

Q.	Why was BlackRock appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of BlackRock as the sub-adviser to the Portfolios in replacement of the Portfolios’ current sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and BlackRock’s potential to provide the Portfolios with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes BlackRock and the terms of the BlackRock Sub-Advisory Agreement.

THE PORTFOLIOS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 14-15, 2023. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Portfolio’s securities and other investments consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in each Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolios under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Portfolios.

No officer or Board Member of the Portfolios is a director, officer or employee of BlackRock. No officer or Board Member of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. None of the Board Members of the Portfolios have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be a party.

TERMS OF THE CURRENT SUB-ADVISORY AGREEMENT

Pacific Investment Management Company LLC (“PIMCO”) has served as sub-adviser to the Portfolios since September 17, 2012. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660.

PIMCO has provided sub-advisory services to each Portfolio pursuant to an Investment Sub-Advisory Agreement, as amended from time to time between TAM and PIMCO with respect to each Portfolio (the “PIMCO Sub-Advisory Agreement”). As sub-adviser to the Portfolios, PIMCO has been responsible for sub-advising the assets of each Portfolio in a manner consistent with the terms of the PIMCO Sub-Advisory Agreement and the investment objective, strategies and policies of each Portfolio. The PIMCO Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, on June 14-15, 2023.

PIMCO was initially approved as sub-adviser to Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP by the Board, including a majority of the Independent Board Members, on June 14, 2012.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-Advisory Agreement and the sub-advisory fees payable by TAM to PIMCO under the PIMCO Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the change in sub-adviser from PIMCO to BlackRock was approved by the Board at a meeting held on December 13-14, 2023. The Board approved the BlackRock Sub-Advisory Agreement during a meeting held on March 6-7, 2024. The BlackRock Sub-Advisory Agreement will become effective on or about May 1, 2024 upon the change in sub-adviser. The BlackRock Sub-Advisory Agreement has an initial term of two years from its effective date (unless terminated earlier in accordance with its terms). Thereafter, continuance of the BlackRock Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Portfolio.

The terms of the PIMCO Sub-Advisory Agreement and those of the BlackRock Sub-Advisory Agreement are similar, however certain differences are noted below. The sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-Advisory Agreement will be lower than the sub-advisory fee rates paid by TAM to PIMCO under the PIMCO Sub-Advisory Agreement. In addition, a lower management fee schedule payable by the Portfolios to TAM will go into effect on or about May 1, 2024. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the BlackRock Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, BlackRock shall provide each Portfolio with investment research, advice, management and supervision, and a continuous investment program consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolios’ current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by advance written notice to BlackRock and as agreed by BlackRock, which agreement shall not be unreasonably withheld. The PIMCO Sub-Advisory Agreement contains a similar provision but does not require PIMCO’s agreement to restrictions or limitations directed by the officers of TAM or the Trust and does not require that the written notice of such restrictions or limitations be delivered to PIMCO in advance.

The BlackRock Sub-Advisory Agreement provides that unless TAM advises BlackRock in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, BlackRock shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Portfolio’s assets managed by BlackRock, in accordance with BlackRock’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The PIMCO Sub-Advisory Agreement also contains this provision.

The BlackRock Sub-Advisory Agreement requires that BlackRock, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to BlackRock relating to the services provided pursuant to the BlackRock Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The PIMCO Sub-Advisory Agreement also contains this provision.

The BlackRock Sub-Advisory Agreement provides that it: (i) may be terminated with respect to a Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by BlackRock upon 90 days’ advance written notice to TAM; (iii) may be terminated by TAM upon 60 days’ written notice to BlackRock without the payment of any penalty; and (iv) shall not be assignable by either party without the consent of both parties. The PIMCO Sub-Advisory Agreement contains similar provisions, but provides that it may be terminated by PIMCO upon 60 days’ advance written notice to TAM, and that it shall terminate automatically in the event of its assignment by PIMCO and shall not be assignable by TAM without the consent of PIMCO.

The BlackRock Sub-Advisory Agreement provides that BlackRock shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, provided that BlackRock is not protected against any liability to TAM or the Portfolios to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the BlackRock Sub-Advisory Agreement. The PIMCO Sub-Advisory Agreement also contains this provision, and additionally (i) describes circumstances in which PIMCO shall indemnify TAM, the Portfolios and the Portfolios’ officers, directors, employees and agents, (ii) describes circumstances in which TAM shall indemnify PIMCO, its affiliates and its and their respective officers, directors, employees and agents, and (iii) provides that neither TAM nor PIMCO will be liable for any indirect, special, incidental or consequential damages.

The BlackRock Sub-Advisory Agreement requires BlackRock to make certain representations and covenants, including concerning BlackRock’s review of each Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which BlackRock is managing the Portfolio, and BlackRock’s commitment to notify TAM and the Trust as soon as reasonably practicable in the event the registration statement disclosure becomes inaccurate or incomplete. The PIMCO Sub-Advisory Agreement does not contain this provision.

The BlackRock Sub-Advisory Agreement provides that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The BlackRock Sub-Advisory Agreement further provides that any legal suit, action or proceeding related to, arising out of or concerning the BlackRock Sub-Advisory Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court. The PIMCO Sub-Advisory Agreement provides that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the

State of Florida and the applicable provisions of the 1940 Act, but does not contain a provision concerning the forum in which a legal suit, action or proceeding relating to, arising out of or concerning the PIMCO Sub-Advisory Agreement must be brought.

Investors should refer to Exhibit A attached hereto for the complete terms of the BlackRock Sub-Advisory Agreement. The summary of the BlackRock Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the BlackRock Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

Effective May 1, 2024, the management fee schedule payable by each Portfolio to TAM will be reduced. Under the Management Agreement, each Portfolio will pay TAM a management fee calculated daily and paid monthly, for its services with respect to the Portfolio’s average daily net assets on an annual basis as follows:

First $500 million	0.50%
Over $500 million up to $1 billion	0.49%
Over $1 billion up to $2.5 billion	0.4725%
Over $2.5 billion up to $3.5 billion	0.465%
Over $3.5 billion up to $4.5 billion	0.4525%
In excess of $4.5 billion	0.44%

Currently, each Portfolio pays TAM a management fee calculated daily and paid monthly by the Portfolio, for its services with respect to the Portfolio’s average daily net assets on an annual basis as follows:

Transamerica PIMCO Tactical – Balanced VP

First $250 million	0.81%
Over $250 million up to $750 million	0.80%
Over $750 million up to $1.5 billion	0.79%
In excess of $1.5 billion	0.76%

Transamerica PIMCO Tactical – Conservative VP

First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78%
In excess of $1.5 billion	0.75%

Transamerica PIMCO Tactical – Growth VP

First $250 million	0.82%
Over $250 million up to $750 million	0.81%
Over $750 million up to $1.5 billion	0.79%
In excess of $1.5 billion	0.76%

As of December 31, 2023, the net assets of each Portfolio were:

Portfolio Name:	Net Assets:
Transamerica PIMCO Tactical – Balanced VP	$ 363,489,751
Transamerica PIMCO Tactical – Conservative VP	$ 184,479,053
Transamerica PIMCO Tactical – Growth VP	$ 257,943,815

Additionally, contractual arrangements have been made with TAM, through May 1, 2025, to waive fees and/or reimburse portfolio expenses with respect to each Portfolio to the extent that total annual fund operating expenses exceed 0.63% for Initial Class shares and 0.88% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, dividend and interest expenses related to short sales, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by each Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2023 to a hypothetical example of management fees that would have been paid by each Portfolio to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from January 1, 2023 through December 31, 2023

Portfolio	Actual	Actual	Hypothetical	Hypothetical	Percent Difference (After Waivers/Expense Reimbursements and Recapture)
	Under Current Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under Current Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)
Transamerica PIMCO Tactical – Balanced VP	$2,964,279	$2,964,279	$1,837,049	$1,653,344	(44.22)%
Transamerica PIMCO Tactical – Conservative VP	$1,490,087	$1,490,087	$943,093	$848,784	(43.04)%
Transamerica PIMCO Tactical – Growth VP	$2,109,717	$2,109,717	$1,286,974	$1,158,277	(45.10)%

SUB-ADVISORY FEES

Under the BlackRock Sub-Advisory Agreement, TAM (not the Portfolios) has agreed to pay BlackRock 0.06% of the first $500 million, 0.055% over $500 million up to $1 billion, 0.05% over $1 billion up to $2.5 billion, 0.045% over $2.5 billion up to $3.5 billion, 0.0425% over $3.5 billion up to $4.5 billion, and 0.04% in excess of $4.5 billion with respect to each Portfolio’s average daily net assets on an annual basis.

Under the BlackRock Sub-Advisory Agreement, sub-advisory fees will be calculated based on the aggregate average daily net assets of the Portfolios, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of the Trust.

For each Portfolio, BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all (meaning at least 80%) of its net assets (excluding cash and cash equivalents) in ETFs sponsored or advised by BlackRock or its affiliates. TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock. Amounts waived by TAM under this contractual arrangement will not be subject to recapture by TAM.

Under the PIMCO Sub-Advisory Agreement, TAM (not the Portfolios) pays PIMCO 0.36% of the first $750 million, 0.35% over $750 million up to $1.5 billion, and 0.32% in excess of $1.5 billion with respect to the combined average daily net assets of the Portfolios on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to PIMCO (without regard to any waivers) for the fiscal year ended December 31, 2023 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock (without regard to any waivers) for the same period under the BlackRock Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

	Actual Sub-Advisory Fees Payable by TAM to PIMCO from January 1, 2023 through December 31, 2023 under PIMCO Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to BlackRock from January 1, 2023 through December 31, 2023 under BlackRock Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Percent Difference
Transamerica PIMCO Tactical – Balanced VP	$1,319,792.24	$189,746.43	85.62%
Transamerica PIMCO Tactical – Conservative VP	$677,546.69	$97,410.84	85.62%
Transamerica PIMCO Tactical – Growth VP	$924,601.29	$132,929.86	85.62%

INFORMATION REGARDING THE SUB-ADVISER

BlackRock, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2023, BlackRock, Inc. had approximately $10.008 trillion in total assets under management. BlackRock’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

The following portfolio managers will be responsible for the day to day management of each Portfolio:

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC

Portfolio Manager of the portfolio since 2024; Portfolio Manager with BlackRock Investment Management, LLC since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC

Portfolio Manager of the portfolio since 2024; Portfolio Manager with BlackRock Investment Management, LLC since 2015; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of November 1, 2023. The principal address of each individual as it relates to that person’s duties at BlackRock is 1 University Square Drive, Princeton , NJ 08540.

Name	Position with BlackRock
Laurence Fink	Chief Executive Officer
Robert Kapito	President
Martin Small	Chief Financial Officer and Senior Managing Director
Robert Goldstein	Chief Operating Officer and Senior Managing Director
Charles Park	Chief Compliance Officer
Christopher Meade	General Counsel, Chief Legal Officer and Senior Managing Director

Management Activities. BlackRock does not act as investment adviser or sub-adviser for any registered investment companies, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to those of the Portfolios.

EVALUATION BY THE BOARD

At a meeting of the Board held on December 13-14, 2023, the Board considered the termination of PIMCO as sub-adviser to the Portfolios and the approval of a BlackRock Sub-Advisory Agreement between TAM and BlackRock with respect to each Portfolio, as well as the approval of a revised management fee schedule for each Portfolio, each to take effect on or about May 1, 2024. At a meeting of the Board held on March 6-7, 2024, the Board approved an amended version of the BlackRock Sub-Advisory Agreement between TAM and BlackRock with respect to each Portfolio that is based on a different form of agreement and includes certain updates to the description of the sub-advisory services to be performed by BlackRock and has an initial term of two years from its effective date.

Following its review and consideration, the Board determined that the terms of the BlackRock Sub-Advisory Agreement were reasonable, and that the termination of PIMCO as sub-adviser to the Portfolios and the approval of the BlackRock Sub-Advisory Agreement on behalf of each Portfolio, was in the best interests of the Portfolios and their investors. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with PIMCO and unanimously approved the BlackRock Sub-Advisory Agreement on behalf of each Portfolio. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the BlackRock Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from BlackRock as part of their regular oversight of other funds sub-advised by BlackRock, and knowledge they gained over time through meeting with TAM and BlackRock. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering whether to approve the BlackRock Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the ability of BlackRock to perform its duties under the BlackRock Sub-Advisory Agreement, and the proposed changes to the Portfolios’ principal investment strategies. The Board Members further considered that (i) BlackRock is an experienced asset management firm; (ii) TAM is recommending that BlackRock be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on TAM’s assessment of BlackRock’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered BlackRock’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the BlackRock Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolios and their investors, including compliance services. Based on these and other considerations, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that BlackRock’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance. The Board Members considered BlackRock’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolios for the past 1-, 3- and 5- year periods ended September 29, 2023, as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s proposed new secondary blended benchmark; and (iii) each Portfolio’s projected Morningstar peer group median.

Transamerica PIMCO Tactical – Balanced VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Balanced Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3-

and 5-year periods. The Board also noted that the Balanced Back-Tested Return outperformed the Morningstar peer group median over the past 5-year period and underperformed the Morningstar peer group median over the past 1- and 3-year periods.

Transamerica PIMCO Tactical – Conservative VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Conservative Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Conservative Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

Transamerica PIMCO Tactical – Growth VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Growth Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Growth Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Portfolio. With respect to each Portfolio, the Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 29, 2023, resulting in immediate savings for current investors as well as additional savings as the Portfolios’ assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of each Portfolio, based on assets as of September 29, 2023 and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee of each of the Portfolios would be above its Morningstar and Lipper peer group medians, and that the total expense ratio of each class of each Portfolio after fee waiver and/or expense reimbursement would be below the applicable Morningstar and Lipper peer group medians.

With respect to each Portfolio, the Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with BlackRock to have the Portfolios’ assets aggregated with the assets of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of Transamerica Series Trust, for purposes of computing breakpoints in the new sub-advisory fee schedules. In addition, with respect to each Portfolio, the Board considered that BlackRock would voluntarily agree to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all of its net assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Portfolio is expected to decrease. The Board Members noted that as the Portfolios grow in size, the revised management fee schedule has the potential to result in additional savings for investors.

The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to BlackRock and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with each Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of investors, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to BlackRock, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and BlackRock, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of September 29, 2023, there was expected to be an increase in the net management fee retained by TAM for Transamerica PIMCO Tactical – Balanced VP and Transamerica PIMCO Tactical – Conservative VP and a decrease in the net management fee retained by TAM for Transamerica PIMCO Tactical – Growth VP. The Board considered TAM’s view that each Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule of each Portfolio would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by BlackRock from its relationship with the Portfolios. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with BlackRock or the Portfolios, and that TAM believes the use of soft dollars by BlackRock is generally appropriate and in the best interests of the Portfolios.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement was in the best interests of each Portfolio and its investors and voted to approve the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement on behalf of each Portfolio.

BROKERAGE INFORMATION

With respect to each Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended December 31, 2023.

ADDITIONAL INFORMATION

TAM, each Portfolio’s investment manager, Transamerica Fund Services, Inc., each Portfolio’s transfer agent, and Transamerica Capital, Inc., each Portfolio’s distributor, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 31, 2023, the Board Members and officers of each Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Portfolio.

As of December 31, 2023, the following persons owned of record 5% or more of the outstanding shares of the class identified of each Portfolio:

Transamerica PIMCO Tactical – Balanced VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	505,762.317	94.88%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	34,870,857.455	93.07%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	2,319,406.842	6.19%

Transamerica PIMCO Tactical – Conservative VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	874,801.739	98.04%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	17,000,596.955	91.84%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	1,200,341.036	6.48%

Transamerica PIMCO Tactical – Growth VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	1,161,195.584	96.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	22,565,444.816	88.04%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	2,853,975.867	11.13%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of December 31, 2023, the following investors owned of record 25% or more of the outstanding shares of each Portfolio below:

Transamerica PIMCO Tactical – Balanced VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	34,870,857.455	91.74%

Transamerica PIMCO Tactical – Conservative VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	17,000,596.955	87.56%

Transamerica PIMCO Tactical – Growth VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	22,565,444.816	83.97%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for a Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Series Trust

/s/ Dennis P. Gallagher
Dennis P. Gallagher Chief Legal Officer and Secretary

March 8, 2024

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of March 21, 2016 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing in advance to the Subadviser and agreement by the Subadviser thereto, which agreement shall not be unreasonably withheld. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM notice as soon as reasonably practicable prior to entering into any new investment agreements and any material amendments to existing investment agreements ), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein, which will be provided to the Subadviser in advance and agreed to by the Subadviser, which agreement shall not be unreasonably withheld.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers, which will be provided in advance to the Subadviser.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

As reasonably requested by the Adviser, the Subadviser shall provide the Fund with information regarding the Allocated Assets to reasonably assist the Fund in determining the appropriate valuation of such assets, provided that the Adviser acknowledges that the Subadviser is not a valuation agent.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty, on 60 days’ written notice to the Subadviser. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall not be assignable by either party without the consent of both parties. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

11.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance and in compliance with the requirements of Rule 31a-3 under the 1940 Act, and the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender as soon as reasonably practicable to the Fund any of such records upon the Fund’s request; provided, however, that the Subadviser may retain copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

19.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

20.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President and Chief Investment Officer, Advisory Services

BLACKROCK INVESTMENT MANAGEMENT, LLC

By: /s/ Brendan Kyne

Name: Brendan Kyne

Title: Managing Director

Schedule A

Fund	Investment Subadvisory Fee*

Transamerica BlackRock Equity Smart Beta 100 VP	0.05%

Transamerica BlackRock Smart Beta 75 VP	0.05%

Transamerica BlackRock Smart Beta 50 VP	0.05%

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2018 to the Investment Sub-Advisory Agreement dated March 21, 2016 (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 2. Section 2 of the Agreement is hereby amended to add the following:

The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

2.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated March 21, 2016 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2018.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael Ferraro

Name:	Michael Ferraro
Title:	Director

SCHEDULE A

As of November 1, 2018

Fund	Investment Subadvisory Fee*

Transamerica BlackRock Smart Beta 40 VP	0.05%

Transamerica BlackRock Smart Beta 50 VP	0.05%

Transamerica BlackRock Smart Beta 75 VP	0.05%

Transamerica BlackRock Equity Smart Beta 100 VP	0.05%

 *As a percentage of average daily net assets on an annual basis.

1801 California St., Suite 5200 Denver, CO 80202 720-482-1501

August 23, 2019

BlackRock Investment Management, LLC

ATTN: Michael Ferraro

1 University Square Drive

Princeton, N.J. 08540

Re: Notification of Name Changes – Transamerica BlackRock Smart Beta Portfolios

Dear Mr. Ferraro,

This serves as notification that, effective on or about November 1, 2019, we have renamed the following mutual fund(s) to align the naming convention with the factor-based BlackRock ETFs that the funds currently utilize in their underlying investments.

Transamerica distribution has confirmed that aligning the names of our Transamerica Series Trust portfolios with the underlying BlackRock products, which are known as “iShares Edge” will avoid confusion. Each of the below portfolios is a series of Transamerica Series Trust.

Current Name	Proposed Name
Transamerica BlackRock Smart Beta 40 VP	Transamerica BlackRock iShares Edge 40 VP
Transamerica BlackRock Smart Beta 50 VP	Transamerica BlackRock iShares Edge 50 VP
Transamerica BlackRock Smart Beta 75 VP	Transamerica BlackRock iShares Edge 75 VP
Transamerica BlackRock Equity Smart Beta 100 VP	Transamerica BlackRock iShares Edge 100 VP

Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

If you have any questions, please feel free to call me at 720 493 8033.

Thank you,

/s/ Christopher A. Staples
Christopher A. Staples
Senior Vice President
Transamerica Asset Management, Inc.

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of May 1, 2024 (the “Amendment”) to the Investment Sub-Advisory Agreement dated as of March 21, 2016 as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated March 21, 2016, as amended, is confirmed, and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2024.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Rebecca Meskin

Name:	Rebecca Meskin
Title:	Managing Director

SCHEDULE A

as of May 1, 2024

Portfolio	Investment Sub-Advisory Fee *
Transamerica BlackRock iShares Edge 40 VP1	0.05%
Transamerica BlackRock iShares Edge 50 VP1	0.05%
Transamerica BlackRock iShares Edge 75 VP1	0.05%
Transamerica BlackRock iShares Edge 100 VP1	0.05%
Transamerica BlackRock iShares Tactical – Balanced VP1

0.06% up to $500 million,

0.055% over $500 million up to $1 billion,

0.05% over $1 billion up to $2.5 billion,

0.045% over $2.5 billion up to $3.5 billion,

0.0425% over $3.5 billion up to 4.5 billion, and

0.04% over $4.5 billion**.

Transamerica BlackRock iShares Tactical – Conservative VP1

0.06% up to $500 million,

0.055% over $500 million up to $1 billion,

0.05% over $1 billion up to $2.5 billion,

0.045% over $2.5 billion up to $3.5 billion,

0.0425% over $3.5 billion up to 4.5 billion, and

0.04% over $4.5 billion**.

Transamerica BlackRock iShares Tactical – Growth VP1

0.06% up to $500 million,

0.055% over $500 million up to $1 billion,

0.05% over $1 billion up to $2.5 billion,

0.045% over $2.5 billion up to $3.5 billion,

0.0425% over $3.5 billion up to 4.5 billion, and

0.04% over $4.5 billion**.

*As a percentage of average daily net assets on an annual basis.

** The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets for Transamerica BlackRock iShares Tactical – Balanced VP, Transamerica BlackRock iShares Tactical – Conservative VP, Transamerica BlackRock iShares Tactical – Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of Transamerica Series Trust.

1 BlackRock Investment Management, LLC has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash or cash equivalents) in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates.

EXHIBIT B

Transamerica PIMCO Tactical – Balanced VP

	Current	Upon Transition to BlackRock
Principal Investment Strategies

Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 10%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.

On average, the portfolio will seek to target approximately 50% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 60% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.

Because equity derivative instruments may be purchased with a fraction of the

The portfolio is a fund of funds. The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the sub-adviser or an affiliate.

In seeking to achieve its investment objective, the portfolio generally employs the following investment strategies:

•  Under normal market conditions, the portfolio’s sub-adviser expects to maintain an investment mix within the following ranges:

¡  Equity: 40% to 60%

¡  Fixed income (including money market instruments and cash): 40% to 60%

•  The portfolio may invest up to 5% of its debt assets in lower quality debt securities or junk bonds.

•  Under normal circumstances and over a full market cycle, the portfolio expects to allocate its assets among underlying ETFs with the goal of achieving exposure targets over time of approximately 50% of its net assets in equities and approximately 50% of its net assets in fixed income. In the short term, actual asset allocations may vary.

•  The proportion of equities and fixed income investments held by the portfolio varies with market conditions and the sub-adviser’s assessment of their relative attractiveness as investment opportunities.

•  The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on strategic and tactical investment decisions. The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The sub-adviser’s strategic asset allocation strategy involves making assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 50% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.

As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

adjustments to the portfolio’s allocations to favor investments in those underlying ETFs that the sub-adviser expects will provide the most favorable longer-term strategic outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly on the performance of the underlying ETFs. The underlying ETFs may invest in derivatives such as futures contracts, options, and swaps.

Transamerica PIMCO Tactical – Conservative VP

	Current	Upon Transition to BlackRock
Principal Investment Strategies

Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 8%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.

On average, the portfolio will seek to target approximately 35% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 45% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.

Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be

The portfolio is a fund of funds. The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the sub-adviser or an affiliate.

In seeking to achieve its investment objective, the portfolio generally employs the following investment strategies:

•  Under normal market conditions, the portfolio’s sub-adviser expects to maintain an investment mix within the following ranges:

¡  Equity: 25% to 45%

¡  Fixed income (including money market instruments and cash): 55% to 75%

•  The portfolio may invest up to 5% of its debt assets in lower quality debt securities or junk bonds.

•  Under normal circumstances and over a full market cycle, the portfolio expects to allocate its assets among underlying ETFs with the goal of achieving exposure targets over time of approximately 35% of its net assets in equities and approximately 65% of its net assets in fixed income. In the short term, actual asset allocations may vary.

•  The proportion of equities, debt and money market investments held by the portfolio varies with market conditions and the sub-adviser’s assessment of their relative attractiveness as investment opportunities.

•  The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on strategic and tactical investment decisions. The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The sub-adviser’s strategic asset allocation strategy involves making adjustments to the portfolio’s allocations invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 65% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.

As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

to favor investments in those underlying ETFs that the sub-adviser expects will provide the most favorable longer-term strategic outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly on the performance of the underlying ETFs. The underlying ETFs may invest in derivatives such as futures contracts, options, and swaps.

Transamerica PIMCO Tactical – Growth VP

	Current	Upon Transition to BlackRock
Principal Investment Strategies

Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 12%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.

On average, the portfolio will seek to target approximately 70% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 80% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.

Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be

The portfolio is a fund of funds. The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the sub-adviser or an affiliate.

In seeking to achieve its investment objective, the portfolio generally employs the following investment strategies:

•  Under normal market conditions, the portfolio’s sub-adviser expects to maintain an investment mix within the following ranges:

¡  Equity: 60% to 80%

¡  Fixed income (including money market instruments and cash): 20% to 40%

•  The portfolio may invest up to 5% of its debt assets in lower quality debt securities or junk bonds.

•  Under normal circumstances and over a full market cycle, the portfolio expects to allocate its assets among underlying ETFs with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities and approximately 30% of its net assets in fixed income. In the short term, actual asset allocations may vary.

•  The proportion of equities, debt and money market investments held by the portfolio varies with market conditions and the sub-adviser’s assessment of their relative attractiveness as investment opportunities.

•  The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on strategic and tactical investment decisions. The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The sub-adviser’s strategic asset allocation strategy involves making adjustments to the portfolio’s allocations invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 30% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.

As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

to favor investments in those underlying ETFs that the sub-adviser expects will provide the most favorable longer-term strategic outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly on the performance of the underlying ETFs. The underlying ETFs may invest in derivatives such as futures contracts, options, and swaps.

Principal Risks (All Portfolios)

	Current Risks	Changes Upon Transition to BlackRock
Principal Risks

Key Risks

•   Market

•   Asset Class Allocation

•   Model and Data

•   Volatility Target

•   Tactical Asset Allocation

•   Repurchase Agreements

•   Fixed-Income Securities

•   Equity Securities*

•   Derivatives

•   Leveraging

•   Management

Other Principal Risks (Alphabetical)

•   Active Trading

•   Counterparty

•   Credit

•   Currency

•   Extension

•   Foreign Investments

•   Hedging

•   High-Yield Debt Securities

•   Inflation

•   Interest Rate

•   Large Capitalization Companies

•   Large Shareholder

•   LIBOR

•   Liquidity

•   Mortgage-Related and Asset-Backed Securities

•   Preferred Stock

•   Prepayment or Call

•   Privately Placed and Other Restricted Securities

•   Real Estate Securities

•   Reverse Repurchase Agreements

•   Short Positions

•   Small and Medium Capitalization Companies

•   Sovereign Debt

•   Structured Instruments

•   To Be Announced (TBA)Transactions

•   U.S. Government and Agency Obligations

•   Valuation

Key Risks to be Added

Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.

Other Principal Risks to be Added (Alphabetical)

Asset Class Variation – The underlying portfolios and/or ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio and/or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios and/or ETFs at any given time, and the percentage of the portfolio’s assets invested in various underlying portfolios and/or ETFs, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio’s performance.

Money Market Funds – An investment in a money market fund is not a bank account, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market portfolio’s sponsor is not required to reimburse the portfolio for losses or to provide financial support to the portfolio. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.

Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Key Risks to be Removed

•   Asset Class Allocation

•   Model and Data

•   Volatility Target

•   Tactical Asset Allocation

•   Leveraging

Risks to be Removed from Key Risks Section and Re-Listed among Other Principal Risks

•   Derivatives

•   Repurchase Agreements

Other Principal Risks to be Removed (Alphabetical)

•   Hedging

•   Large Capitalization Companies

•   Large Shareholder

•   LIBOR

•   Mortgage-Related and Asset-Backed Securities

•   Preferred Stock

•   Privately Placed and Other Restricted Securities

•   Real Estate Securities

•   Reverse Repurchase Agreements

•   Short Positions

•   Small and Medium Capitalization Companies

• Sovereign Debt • Structured Instruments • To Be Announced (TBA) Transactions • U.S. Government and Agency Obligations

* The Equity Securities risk appears immediately before the Fixed-Income Securities risk in the list of principal risks included in the prospectus and summary prospectus of Transamerica PIMCO Tactical - Growth VP.

TRANSAMERICA SERIES TRUST

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details an upcoming sub-adviser change relating to each Portfolio. Specifically, the Board of Trustees of the Trust has approved a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Portfolios. BlackRock will begin sub-advising the Portfolios on or about May 1, 2024. In connection with the change in sub-adviser to BlackRock, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated January 12, 2024, the following changes will be effective on or about May 1, 2024: (i) each Portfolio will be renamed; (ii) each Portfolio’s principal investment strategies and principal risks will be revised; (iii) each Portfolio will reduce its management fee schedule and sub-advisory fee schedule; (iv) each Portfolio will have lower expense caps for each share class; and (v) each Portfolio will change its primary and blended benchmarks.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least September 7, 2024 at https://www.transamerica.com/sites/default/files/files/e070d/tf_tst_pimco_to_blackrock.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.